UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026

Fidelity Private Credit Company LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01645	87-2722334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Summer Street Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 563-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On March 25, 2026, Fidelity Private Credit Company LLC, a Delaware limited liability company (the “Fund”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Fidelity Private Credit Company II LLC, a Delaware limited liability company (the “Fund II”), and Fidelity Diversifying Solutions LLC. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, the Fund will merge with and into the Fund II, with the Fund II continuing as the surviving company (the “Merger”). The board of directors of the Fund, including all of its independent directors, has unanimously approved the Merger Agreement and the transactions contemplated by the Merger Agreement.

The Merger Agreement provides that, at the effective time of the Merger, each unit of beneficial interest of the Fund issued and outstanding immediately prior to the effective time, except for units, if any, owned by the Fund, the Fund II or any of their respective consolidated subsidiaries, will be converted into the right to receive newly issued units of the Fund II at the exchange ratio. The exchange ratio is calculated in the Merger Agreement as the quotient of (i) the closing Fund net asset value per unit divided by (ii) the closing Fund II net asset value per unit.

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants relating to the operation of the Fund’s business during the period prior to the effective time of the Merger. The Merger Agreement does not require approval of the Fund’s members.

Consummation of the Merger is subject to conditions in the Merger Agreement, including among other things (1) the absence of certain legal impediments to the consummation of the Merger or pending litigation by any governmental entity challenging or seeking to enjoin, restrain or make illegal the Merger or the other transactions contemplated by the Merger Agreement, (2) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, (3) the effectiveness of a registration statement for the Fund II on Form 10, (4) the Limited Consent and Amendment (as defined and further described below) being effective in accordance with its terms and (5) the Fifth Amendment to the Loan and Security Agreement, dated as of August 25, 2022, as amended, to be entered into by the Fund, as portfolio manager, Fidelity Direct Lending Fund I JSPV LLC, as borrower, the lenders party thereto, JPMorgan Chase Bank, National Association, as administrative agent, State Street Bank and Trust Company, as collateral agent and securities intermediary, and Virtus Group, LP, as collateral administrator, being effective in accordance with its terms.

The Merger Agreement also contains termination rights in favor of the Fund and the Fund II, including among other things if the Merger is not completed on or before September 4, 2026.

The description above is only a summary of the material provisions of the Merger Agreement and is subject to, and qualified in its entirety by, reference to a copy of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Limited Consent and First Amendment to Senior Secured Revolving Credit Agreement

On March 24, 2026, the Fund, as borrower, entered into that certain Limited Consent and First Amendment to Senior Secured Revolving Credit Agreement (the “Limited Consent and Amendment”) with Truist Bank, as administrative agent, the lenders and issuing banks party thereto, and the subsidiary guarantors party thereto, with respect to that certain Senior Secured Revolving Credit Agreement, dated as of June 16, 2025, among the Fund, as borrower, Truist Bank, ING Capital LLC, as valuation agent, the lenders and issuing banks party thereto, and Truist Securities, Inc., ING Capital LLC, and Sumitomo Mitsui Banking Corporation, as joint book runners and joint lead arrangers (as amended by the Limited Consent and Amendment, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.

The Limited Consent and Amendment provides for, among other things, (i) the consent by the Lenders to the entry by the Fund into the Merger Agreement and the consummation by the Fund of the Merger and (ii) certain amendments to the Credit Agreement to reflect the assumption by Fund II of all obligations of the borrower thereunder upon the consummation of the Merger.

The description above is only a summary of the material provisions of the Limited Consent and Amendment and is subject to, and qualified in its entirety by, reference to a copy of the Limited Consent and Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, which relate to the Fund regarding future events or the future performance or future financial condition of the Fund. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Fund, its industry and its beliefs and assumptions. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties. Actual results may differ materially from those implied or expressed in the forward-looking statements as a result of a number of factors, including: (i) the ability of the parties to consummate the Merger described in this Current Report on Form 8-K on the expected timeline, or at all; (ii) the effects of disruption on the business of the Fund from the proposed Merger; (iii) any potential termination of the Merger Agreement; (iv) the satisfaction (or waiver) of closing conditions to the consummation of the proposed Merger; (v) potential delays in consummating the proposed Merger and other transactions contemplated by the Merger Agreement; (vi) the effect of the announcement or pendency of proposed Merger and other transactions contemplated by the Merger Agreement on the Fund’s business relationships, operating results and business generally; (vii) costs related to the proposed Merger and other transactions contemplated by the Merger Agreement; (viii) the outcome of any legal proceedings that may be instituted against the Fund or any of its directors or officers related to the Merger Agreement or the proposed Merger and other transactions contemplated by the Merger Agreement; and (ix) the factors set forth as “Risk Factors”, in “Item 1A. Risk Factors” in Part I of the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and elsewhere in its filings with the SEC. The forward-looking statements included in this Current Report on Form 8-K are based on information available on, and are made only as of, the date of this report. Future results could differ materially from historical performance. You are advised to consult any additional disclosures that the Fund may make directly to you or through reports that the Fund has filed or in the future may file with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Fund assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, by and among Fidelity Private Credit Company LLC, Fidelity Private Credit Company II LLC, and Fidelity Diversifying Solutions LLC, dated as of March 25, 2026.

10.1

Limited Consent and First Amendment to Senior Secured Revolving Credit Agreement, by and among Fidelity Private Credit Company LLC, Fidelity Private Credit Company II LLC, Truist Bank, as administrative agent, the lenders and issuing banks party thereto, and the subsidiary guarantors party thereto, dated as of March 24, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Private Credit Company LLC

Date: March 27, 2026	By:	/s/ Heather Bonner
Name: Heather Bonner
Title: President and Treasurer

FDLA-8-K-0326

1.9921289.118